EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of ENGlobal Corporation (“ENGlobal”), that, to his knowledge, the Quarterly Report of ENGlobal on Form 10-Q for the period ended September 25, 2021 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of ENGlobal.

Date: November 4, 2021	By:	/s/ Mark A. Hess
Mark A. Hess
Chief Executive Officer

Date: November 4, 2021	By:	/s/ Darren W. Spriggs
Darren W. Spriggs
Chief Financial Officer

A signed original of this statement has been provided to ENGlobal and will be retained by ENGlobal and furnished to the Securities and Exchange Commission or its staff upon request.